                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of  Incorporation  of Twentieth  Century  World  Investors,
Inc., dated December 27, 1990 (filed as Exhibit B1a to Post-Effective  Amendment
No. 6 to the  Registration  Statement on Form N-1A of the  Registrant,  File No.
33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a2    Articles of Amendment of Twentieth  Century World  Investors,  Inc.,
dated August 10, 1993 (filed as Exhibit B1b to Post-Effective Amendment No. 9 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-39242,
filed on March 30, 1998 and incorporated herein by reference).

EX-99.a3    Articles  Supplementary of Twentieth Century World Investors,  Inc.,
dated November 8, 1993 (filed as Exhibit B1b to  Post-Effective  Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a4    Articles  Supplementary of Twentieth Century World Investors,  Inc.,
dated April 24, 1995 (filed as Exhibit B1c to Post-Effective  Amendment No. 6 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a5    Articles  Supplementary of Twentieth Century World Investors,  Inc.,
dated March 11, 1996 (filed as Exhibit B1d to Post-Effective  Amendment No. 7 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-39242,
filed on June 13, 1996 and incorporated herein by reference).

Ex-99.a6    Articles  Supplementary of Twentieth Century World Investors,  Inc.,
dated September 9, 1996 (filed as Exhibit B1f to Post-Effective  Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 30, 1998 and incorporated herein by reference).

EX-99.a7    Articles of Amendment of Twentieth  Century World  Investors,  Inc.,
dated December 2, 1996 (filed as Exhibit B1e to  Post-Effective  Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1997 and incorporated herein by reference).

EX-99.a8    Articles Supplementary of American Century World Mutual Funds, Inc.,
dated December 2, 1996 (filed as Exhibit B1f to  Post-Effective  Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1997 and incorporated herein by reference).

EX-99.a9    Articles Supplementary of American Century World Mutual Funds, Inc.,
dated November 13, 1998 (filed as Exhibit B1i to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on November 13, 1998 and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated February 16, 1999 (filed as Exhibit a10 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1999 and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated May 22, 2000 (filed as Exhibit a11 to  Post-Effective  Amendment No. 19 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-39242,
filed on May 24, 2000 and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated October 18, 2000 (filed as Exhibit a12 to Post-Effective  Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 28, 2002, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated March 5, 2001 (filed as Exhibit a13 to Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-39242,
filed on April 19, 2001, and incorporated herein by reference).

EX-99.a14   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated May 21, 2001 (filed as Exhibit a14 to  Post-Effective  Amendment No. 25 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-39242,
filed on March 28, 2002, and incorporated herein by reference).

EX-99.a15   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated June 14, 2002 (filed as Exhibit a15 to Post-Effective  Amendment No. 27 to the  Registration  Statement on Form N-1A of the Registrant,  File No. 33-39242,
filed on October 10, 2002, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated August 14, 2003 (filed as Exhibit a16 to  Post-Effective  Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on August 28, 2003, and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated January 13, 2005 (filed as Exhibit a17 to Post-Effective  Amendment No. 34 to the  Registration  Statement of the  Registrant  on March 30, 2005,  File No.
33-39242, and incorporated herein by reference).

EX-99.a18   Articles  Supplementary of American Century World Mutual Funds, Inc.
(to be filed by amendment).

EX-99.b     Amended and  Restated  By-Laws  dated  September  21, 2004 (filed as
Exhibit b to  Post-Effective  Amendment No. 33 to the Registration  Statement of
the Registrant on January 14, 2005, File No. 33-39242,  and incorporated  herein by reference).

Ex-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, Article Fifth, Article Seventh,  Article Eighth, and Article Ninth
of Registrant's Articles of Incorporation,  appearing as Exhibit (a)(1) to Post-
Effective  Amendment No. 6 on Form N-1A of the Registrant,  and Article Fifth of
Registrant's   Articles   of   Amendment,   appearing   as  Exhibit   (a)(2)  to
Post-Effective  Amendment  No.  9  on  Form  N-1A  of  the  Registrant,  to  the
Registration  Statement on March 30, 1998; and Sections 3, 4, 5, 6, 7, 8, 9, 10,
11, 22, 24, 25, 30, 31, 33, 39, 45 and 46 of  Registrant's  Amended and Restated
By-Laws, incorporated herein by reference as Exhibit b hereto.

EX-99.d1    Amended and Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  August 1, 2004  (filed as  Exhibit  d1 to
Post-Effective  Amendment No. 33 to the Registration Statement of the Registrant
on January 14, 2005, File No. 33-39242, and incorporated herein by reference).

EX-99.d2    Assignment and Assumption Agreement with American Century Investment
Management, Inc. and American Century Global Investment Management,  Inc., dated
January 1, 2005 (filed as Exhibit d2 to  Post-Effective  Amendment No. 33 to the
Registration Statement of the Registrant on January 14, 2005, File No. 33-39242,
and incorporated herein by reference).

EX-99.d3    Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc. (to be filed by amendment).

EX-99.d4    Management   Agreement  with  American  Century  Global   Investment
Management, Inc., dated February 24, 2005 (filed as Exhibit d3 to Post-Effective
Amendment No. 34 to the  Registration  Statement of the  Registrant on March 30,
2005, File No. 33-39242, and incorporated herein by reference).

EX-99.d5    Amended and Restated  Management  Agreement  with  American  Century
Global Investment Management, Inc. (to be filed by amendment).

EX-99.d6    Amended and Restated Investment  Subadvisory Agreement with American
Century  Investment  Management,  Inc. and American  Century  Global  Investment
Management, Inc., dated February 24, 2005 (filed as Exhibit d4 to Post-Effective
Amendment No. 34 to the  Registration  Statement of the  Registrant on March 30,
2005, File No. 33-39242, and incorporated herein by reference).

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment Services, Inc., dated May 1, 2005 (filed electronically as Exhibit e1 to  Post-Effective  Amendment No. 38 to the  Registration  Statement of American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and
incorporated herein by reference).

EX-99.e2    Amended and Restated  Distribution  Agreement with American  Century
Investment Services, Inc. (to be filed by amendment).

EX-99.g1    Master  Agreement  with Commerce Bank, N. A., dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on
February 28, 1997 and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government  Income Trust,  File No.
2-99222, filed on February 7, 1997 and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody  Agreement with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the  Registration  Statement of American  Century  Variable  Portfolios II,
Inc., File No.  333-46922,  filed on January 9, 2001 and incorporated  herein by reference).

EX-99.g4    Supplemental Agreement with The Chase Manhattan Bank, dated July 30,
1999 (filed as a part of  Post-Effective  Amendment  No. 16 to the  Registration
Statement  of the  Registrant,  File No.  33-39242,  filed  March  10,  2000 and incorporated herein by reference).

EX-99.g5    Supplemental Agreement with The Chase Manhattan Bank, dated February
1,  2000  (filed  as  Exhibit  h4 to  Post-Effective  Amendment  No.  23 to  the
Registration Statement of the Registrant,  File No. 33-39242, filed on March 14,
2001 and incorporated herein by reference).

EX-99.g6    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
of American Century  Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g7    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.h1    Transfer Agency  Agreement with Twentieth  Century  Services,  Inc., dated March 1, 1991 (filed as Exhibit B9 to  Post-Effective  Amendment  No. 6 to the Registration Statement of the Registrant, File No. 33-39242, filed March 29,
1996 and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration  Statement of American Century Target Maturities Trust, File
No. 2-94608, filed on January 30, 2004 and incorporated herein by reference).

EX-99.h3    Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December  15,  2004  (filed electronically  as  Exhibit  h10  to  Post-Effective  Amendment  No.  38 to  the
Registration  Statement of American  Century  California  Tax-Free and Municipal
Funds on  December  29,  2004,  File No.  2-82734,  and  incorporated  herein by reference).

EX-99.h4    Customer  Identification Program Reliance Agreement dated August 26,
2004 (filed  electronically as Exhibit h2 to  Post-Effective  Amendment No. 1 to
the Registration Statement of American Century Asset Allocation Portfolios, Inc.
on  September  1,  2004,  File  No.  333-116351,   and  incorporated  herein  by
reference).

EX-99.i1    Opinion  and  Consent of  Counsel,  dated  March 30,  2005 (filed as
Exhibit i to  Post-Effective  Amendment No. 34 to the Registration  Statement of
the Registrant on March 30, 2005, File No. 33-39242,  and incorporated herein by reference).

EX-99.i2    Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of Deloitte & Touche LLP, independent  registered public accounting  firm,  dated March 24,  2005 (filed as Exhibit j1 to  Post-Effective
Amendment No. 34 to the  Registration  Statement of the  Registrant on March 30,
2005, File No. 33-39242, and incorporated herein by reference).

EX-99.j2    Consent of Deloitte & Touche LLP, independent  registered public accounting firm (to be filed by amendment).

EX-99.j3    Power of Attorney,  dated November 16, 2004 (filed electronically as
Exhibit j2 to Post-Effective  Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.j4    Secretary's   Certificate,    dated   November   16,   2004   (filed
electronically  as  Exhibit  j3 to  Post-Effective  Amendment  No.  106  to  the
Registration  Statement of American  Century Mutual Funds,  Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement of American Century Capital Portfolios, Inc., File
No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  13,  1997  (filed  as  Exhibit  b15b  to
Post-Effective  Amendment  No.  77 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.,  File No.  2-14213,  filed  on July 17,  1997 and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  September  30,  1997  (filed as Exhibit  b15c to
Post-Effective  Amendment  No.  78 to the  Registration  Statement  of  American
Century Mutual Funds,  Inc.,  File No.  2-14213,  filed on February 26, 1998 and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  30,  1998  (filed  as  Exhibit  b15e  to
Post-Effective  Amendment  No.  11 to the  Registration  Statement  of  American
Century Capital Portfolios,  Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  13,  1998  (filed as  Exhibit  b15e to
Post-Effective Amendment No. 12 to the Registration Statement of the Registrant,
File No.  33-39242,  filed on  November  13,  1998 and  incorporated  herein  by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  February  16,  1999  (filed  as  Exhibit  m6  to
Post-Effective  Amendment  No.  83 to the  Registration  Statement  of  American
Century Mutual Funds,  Inc.,  File No.  2-14213,  filed on February 26, 1999 and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment  No. 16 to the  Registration  Statement  of American  Century  Capital
Portfolios,  Inc., File No.  33-64872,  filed on July 29, 1999 and  incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  19,  1999  (filed  as  Exhibit  m8  to
Post-Effective  Amendment  No.  87 to the  Registration  Statement  of  American
Century Mutual Funds,  Inc.,  File No.  2-14213,  filed on November 29, 1999 and incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment  No. 19 to the  Registration  Statement  of the  Registrant,  File No.
33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  April  30,  2001  (filed  as  Exhibit  m10  to
Post-Effective Amendment No. 24 to the Registration Statement of the Registrant,
File  No.  33-39242,  filed  on  April  19,  2001  and  incorporated  herein  by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  December  3,  2001  (filed  as  Exhibit  m11  to
Post-Effective  Amendment  No.  94 to the  Registration  Statement  of  American
Century Mutual Funds,  Inc.,  File No.  2-14213,  filed on December 13, 2001 and incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  September  3,  2002  (filed  as  Exhibit  m12 to
Post-Effective Amendment No. 26 to the Registration Statement of the Registrant,
File No.  33-39242,  filed on  October  1,  2002,  and  incorporated  herein  by reference).

EX-99.m13   Amendment No. 12 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2004 (filed  electronically as Exhibit m13 to  Post-Effective  Amendment No. 32 to the  Registration  Statement of American
Century  Capital  Portfolios,  Inc., on July 29, 2004,  File No.  33-64872,  and
incorporated herein by reference).

EX-99.m14   Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class) dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment No.
24 to the Registration Statement of the Registrant,  File No. 33-39242, filed on
April 19, 2001, and incorporated herein by reference).

EX-99.m15   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to  Post-Effective  Amendment  No.  24 to  the  Registration  Statement  of  the
Registrant,  File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m16   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m15 to  Post-Effective  Amendment  No. 27 to the  Registration  Statement of the
Registrant,  File No.  33-39242,  filed on October 10,  2002,  and  incorporated herein by reference).

EX-99.m17   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services  Plan (C Class),  dated as of February  27, 2004 (filed as
Exhibit m16 to Post-Effective Amendment No. 104 to the Registration Statement of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26,
2004, and incorporated herein by reference).

EX-99.m18   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder   Services  Plan  (C  Class),   dated   September  30,  2004  (filed
electronically  as  Exhibit  m18  to  Post-Effective  Amendment  No.  20 to  the
Registration Statement of American Century Strategic Asset Allocations, Inc., on
September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.m19   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder   Services   Plan  (C  Class),   dated   November  17,  2004  (filed
electronically  as  Exhibit  m19  to  Post-Effective  Amendment  No.  106 to the
Registration  Statement of the American  Century Mutual Funds,  Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m20   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class) dated September 3, 2002 (filed as Exhibit m6 to Post-Effective  Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m21   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (A  Class),  dated  as of  February  27,  2004  (filed  as  Exhibit  m18 to
Post-Effective  Amendment  No. 104 to the  Registration  Statement  of  American
Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26, 2004, and incorporated herein by reference).

Ex-99.m22   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder   Services  Plan  (A  Class),   dated   September  30,  2004  (filed
electronically  as  Exhibit  m22  to  Post-Effective  Amendment  No.  106 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m23   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder   Services   Plan  (A  Class),   dated   November  17,  2004  (filed
electronically  as  Exhibit  m23  to  Post-Effective  Amendment  No.  106 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m24   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m25   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class) dated September 3, 2002 (filed as Exhibit m7 to Post-Effective  Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m26   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (B  Class),  dated  as of  February  27,  2004  (filed  as  Exhibit  m20 to
Post-Effective  Amendment  No. 104 to the  Registration  Statement  of  American
Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26, 2004, and incorporated herein by reference).

EX-99.m27   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder   Services  Plan  (B  Class),   dated   September  30,  2004  (filed
electronically  as  Exhibit  m26  to  Post-Effective  Amendment  No.  106 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m28   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder   Services   Plan  (B  Class),   dated   November  17,  2004  (filed
electronically  as  Exhibit  m27  to  Post-Effective  Amendment  No.  106 to the
Registration  Statement of American  Century Mutual Funds,  Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m29   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (B Class), dated May 1, 2005 (filed  electronically as
Exhibit m18 to Post-Effective  Amendment No. 44 to the Registration Statement of
American  Century  Municipal  Trust  on May 13,  2005,  File  No.  2-91229,  and
incorporated herein by reference).

EX-99.m30   Master  Distribution  and  Individual  Shareholder  Services Plan (R
Class) dated August 29,  2003(filed as Exhibit m16 to  Post-Effective  Amendment
No.  17 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.m31   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed  electronically as
Exhibit m15 to Post-Effective  Amendment No. 35 to the Registration Statement of
American Century  Quantitative  Equity Funds,  Inc., on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.m32   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class),  dated February 24, 2005 (filed as Exhibit
m30 to  Post-Effective  Amendment  No. 22 of American  Century  Strategic  Asset
Allocations,  Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.m33   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (R Class) (to be filed by amendment).

EX-99.n1    Amended and  Restated  Multiple  Class Plan dated  September 3, 2002
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century California  Tax-Free and Municipal Funds, File No.
2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended  and  Restated  Multiple  Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American Century  Municipal  Trust,  File No.
2-91229, filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended  and  Restated  Multiple  Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement of American  Century  Strategic Asset  Allocations,
Inc., File No. 33-79482,  filed on August 28, 2003, and  incorporated  herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended  and  Restated  Multiple  Class Plan
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration  Statement of American Century Mutual Funds,  Inc., File No.
2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.n5   Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated  May  1,  2004  (filed  electronically  as  Exhibit  n5 to  Post-Effective
Amendment No. 35 to the Registration  Statement of American Century Quantitative
Equity  Funds,  Inc., on April 29, 2004,  File No.  33-19589,  and  incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated  August 1, 2004  (filed  electronically  as Exhibit  n6 to  Post-Effective
Amendment No. 24 to the Registration  Statement of American  Century  Investment
Trust,  on July  29,  2004,  File  No.  33-65170,  and  incorporated  herein  by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated September 30, 2004 (filed  electronically  as Exhibit n7 to Post-Effective
Amendment No. 20 to the  Registration  Statement of American  Century  Strategic
Asset  Allocations,  Inc.,  on  September  29,  2004,  File  No.  33-79482,  and
incorporated herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed  electronically  as Exhibit n8 to  Post-Effective
Amendment  No. 106 to the  Registration  Statement  of American  Century  Mutual
Funds, Inc. on November 29, 2004, File No. 2-14213,  and incorporated  herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective  Amendment No. 22 of American Century  Strategic Asset  Allocations,  Inc. on March 30, 2005, File
No. 33-79482, and incorporated herein by reference).

EX-99.n10   Amendment No. 9 to the Amended and Restated  Multiple Class Plan (to
be filed by amendment).

EX-99.p1    American Century Investments Code of Ethics (filed electronically as
Exhibit p1 to Post-Effective  Amendment No. 38 to the Registration  Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics amended March 4, 2000 (filed electronically  as  Exhibit  p2 to  Post-Effective  Amendment  No.  106  to  the
Registration  Statement of American  Century Mutual Funds,  Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).